Exhibit 1

NXP SEMICONDUCTORS

ANALYST DAY

NEW YORK | APRIL 2016

LEGAL NOTICE

This document has been prepared by NXP Semiconductors N.V. (“NXP”) solely for informational purposes. The presentation includes the following slides, the oral presentation of the slides by NXP or any person on its behalf, any question-and-answer session that follows the oral presentation, hard copies of this document and any materials distributed at, or in connection with the presentation (collectively, the “Presentation”). By attending the meeting at which the Presentation is made, or by reading the Presentation, you will be deemed to have (i) agreed to all of the following restrictions and made the following undertakings and (ii)acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of the Presentation.

Information relating to markets, market size, market share, market position, growth rates and other industry data contained in the Presentation relating to our industry and business is partly based on our estimates and is provided solely for illustrative purposes. We have also compiled, extracted and reproduced market or other industry data from external sources, including third parties or industry or general publications. Any such information contained in the Presentation has not been independently verified and no representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions expressed herein. None of NXP, the companies in the NXP group or any of their respective directors, officers, employees, agents or any other person shall have any liability whatsoever (in negligence or otherwise) for any loss howsoever arising from any use of the Presentation or its contents or otherwise arising in connection with the Presentation. The information and opinions contained in this Presentation do not purport to be comprehensive, are provided as at the date of the document and are subject to change without notice. While we believe our internal estimates to be reasonable, they have not been verified by any independent sources, and we cannot assure you as to their accuracy or that other persons would agree with our calculations and estimates. The industry and market data included in the Presentation may be subject to significant uncertainty due to differing definitions of the relevant markets described, as well as the other uncertainties. NXP is not under any obligation to update or keep current the information contained in the Presentation.

Non-GAAP Financial Measures

In addition to providing financial information on a basis consistent with U.S. generally accepted accounting principles (“GAAP”), the Presentation also contains the following selected financial measures on a non-GAAP basis: (i) Gross profit, (ii) Gross margin, (iii) Research and development, (iv) Selling, general and administrative, (v) Other income, (vi) Operating income (loss), (vii) Operating margin, (viii) Financial Income (expense), (ix) Cash tax expense, (x) Results relating to equity-accounted investees, (xi) Net income (loss), (xii) Net income (loss) attributable to stockholders, (xiii) Weighted average shares –diluted, (xiv) Diluted net income (loss) attributable to stockholders per share, (xv) EBITDA, adjusted EBITDA and trailing 12 month adjusted EBITDA, and (xvi) non-GAAP free cash flow. The non-GAAP information excludes the amortization of acquisition related intangible assets, the purchase accounting effect on inventory and property, plant and equipment, merger related costs (including integration costs), certain items related to divestitures, share-based compensation expense, restructuring and asset impairment charges, process and product transfer costs, non-cash interest expense on convertible notes, extinguishment of debt, changes in the fair value of the warrant liability prior to January 1, 2016, foreign exchange gains and losses and the non-cash impact on income tax expense.

Management does not believe that these items are reflective of the Company’s underlying performance. The presentation of these and other similar items in NXP’s non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent or unusual. NXP believes this non-GAAP financial information provides additional insight into the combined business of NXP since its merger with Freescale as well as the Company’s on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Reconciliations of these non-GAAP measures to the most comparable measures calculated in accordance with GAAP are provided in the financial statements portion of the quarterly earnings releases in a schedule entitled “Financial Reconciliation of GAAP to non-GAAP Results (unaudited).”

LEGAL NOTICE (CONT.)

Forward-Looking Statement

This presentation includes forward-looking statements which include statements regarding our business strategy, financial condition, results of operations, and market data, as well as any other statements which are not historical facts. By their nature, forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. These factors, risks and uncertainties include the following: market demand and semiconductor industry conditions, our ability to successfully introduce new technologies and products, the demand for the goods into which our products are incorporated, our ability to generate sufficient cash, raise sufficient capital or refinance our debt at or before maturity to meet both our debt service and research and development and capital investment requirements, our ability to accurately estimate demand and match our production capacity accordingly or obtain supplies from third-party producers, our access to production from third-party outsourcing partners, and any events that might affect their business or our relationship with them, our ability to secure adequate and timely supply of equipment and materials from suppliers, our ability to avoid operational problems and product defects and, if such issues were to arise, to rectify them quickly, our ability to form strategic partnerships and joint ventures and successfully cooperate with our alliance partners, our ability to win competitive bid selection processes to develop products for use in our customers’ equipment and products, our ability to successfully establish a brand identity, our ability to successfully hire and retain key management and senior product architects; and, our ability to maintain good relationships with our suppliers. In addition, this document contains information concerning the semiconductor industry and our business segments generally, which is forward-looking in nature and is based on a variety of assumptions regarding the ways in which the semiconductor industry, our market segments and product areas will develop. We have based these assumptions on information currently available to us, if any one or more of these assumptions turn out to be incorrect, actual market results may differ from those predicted. While we do not know what impact any such differences may have on our business, if there are such differences, our future results of operations and financial condition, and the market price of the notes, could be materially adversely affected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak to results only as of the date the statements were made; and, except for any ongoing obligation to disclose material information as required by the United States federal securities laws, we do not have any intention or obligation to publicly update or revise any forward-looking statements after we distribute this document, whether to reflect any future events or circumstances or otherwise. For a discussion of potential risks and uncertainties, please refer to the risk factors listed in our SEC filings. Copies of our filings are available from our Investor Relations department or from the SEC website, www.sec.gov.

No Offer or Solicitation

The Presentation does not constitute or form part of, and should not be construed as, an offer to sell or issue, or the solicitation of an offer to purchase, subscribe to or acquire, securities of NXP, or an inducement to enter into investment activity in the United States or in any other jurisdiction in which such offer, solicitation, inducement or sale would be unlawful prior to registration, exemption from registration or qualification under the securities laws of such jurisdiction. No part of this Presentation, nor the fact of its distribution, should form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever.

The Presentation is not for publication, release or distribution in any jurisdiction where such publication, release or distribution would constitute a violation of the relevant laws of such jurisdiction, nor should it be taken or transmitted into such jurisdiction.

AGENDA

8:00 – 8:30AM RICK CLEMMER

2016 Analyst Day Introduction

8:30 – 9:00AM DAN DURN

Financial Overview

9:00 – 9:15AM

Finance Q&A

9:15 – 10:45AM RUDY STROH

Security – Connectivity

10:45 – 11:00AM

Security – Connectivity Q&A

11:00 – 11:30AM

Break

AGENDA

11:30AM – 1:00PM KURT SIEVERS

Automotive

1:00 – 1:15PM

Automotive Q&A

1:15 – 1:30PM RICK CLEMMER

Summary and Q&A

1:30 – 2:30PM

Lunch with Management

2:30 – 3:30PM

NXP Product Demonstrations and Management Discussions

COVISION IPAD

ENGAGEMENT

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USER NAME [YOUR EMAIL ADDRESS]

NXP Semiconductors 2016 ANALYST DAY

RICK CLEMMER

President & Chief Executive Officer

Secure Connections for the Smarter World

Everything

Smart

40B+ devices with intelligence shipped in 2020

Processing

Automotive

Everything

Connected

1B+ additional consumers online, 30B+ connected devices

Connectivity

Everything

Secure

Potential economy savings up to half trillion dollars

Security

Automotive Industrial Connected Devices IoT

NXP Value Proposition

Multiple High Growth Markets + RMS >1.5x

PROFITABLE GROWTH

World-Class Expertise and Team

CUSTOMER-FOCUSED PASSION TO WIN

Operational Excellence + Benchmark Cost Structure

STRONG CASH GENERATION

MAXIMIZE SHAREHOLDER VALUE

The New NXP – Strategically and Financially Compelling

Solutions leadership

Broad and diverse customer base

Compelling cross-sell opportunity

Complementary market reach

Growth in excess of market

Accelerates “Secure Connections for a Smarter World” strategy

Leader in automotive semiconductor

Leader in broad-based MCU

Far superior earnings growth

RMS focused growth

Margin expansion driven by

- Portfolio optimization

- Cost synergy realization

Shareholder value creation

Focus on optimal capital structure

Achieve 2x leverage

Return excess free cash flow to shareholders

HPMS Market Leader with Sharper Focus, Broader Reach

NXP Non-GAAP 2015 Adjusted Revenue by Operating Segment

Auto

32% Corp & Other 2%

STDP

13%

SCD

23% SIS

10%

SI&I

20%

NXP: the HPMS leader

Deliver growth >1.5x market

#5 global non-memory semi supplier

#1 global auto semi supplier

#1 non-auto MCU

#1 secure identification

Focused on 2x the serviceable market

Complimentary portfolios and customers

Opportunities to cross sell

Ability to deliver complete solutions

Deliver >1.5x market growth

Note: Combined Non-GAAP Adjusted Revenue is the combined consolidated revenue of NXP and Freescale. The information excludes the divestment of previously announced businesses and the creation of joint-ventures. Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of our website at www.nxp.com/investor for additional information relative to our Non-GAAP Financial Measures.

RMS Philosophy – Focus on Product and Application Leadership

NXP Non-GAAP 2015 Adjusted Revenue by RMS Concentration

Focused Contender

<0.5x

True Leader

RMS > 1.5x

Competitive

0.5—1.0x

Leader

1.0—1.5x

Market Focus – achieve RMS > 1.5x

Focus on large, faster growing markets

Engage market leaders early

Deliver product and application leadership

Focused execution

Benefits of RMS leadership

First mover advantage

Out-grow, out-invest competition

Drive disproportionate profit

Thought leadership for OEMs

Sustainable barriers to entry

Note: Combined Non-GAAP Adjusted Revenue is the combined consolidated revenue of NXP and Freescale. The information excludes the divestment of previously announced businesses and the creation of joint-ventures. Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of our website at www.nxp.com/investor for additional information relative to our Non-GAAP Financial Measures.

Focused Leadership – End Markets

NXP Non-GAAP 2015 Adjusted Product Revenue by End-market Exposure

Automotive 41%

Industrial

& Other

2% Computing 24% Consumer 7% Comm. Mobile Infra. 15% 11%

Broad end market exposure

Long life cycles

High barriers to entry

Application expertise

Product leadership positions

#1 Automotive

#1 Non-auto MCU

#1 Secure identification

#1 Mobile transactions

Note: Combined Non-GAAP Adjusted Revenue is the combined consolidated revenue of NXP and Freescale. The information excludes the divestment of previously announced businesses and the creation of joint-ventures. Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of our website at www.nxp.com/investor for additional information relative to our Non-GAAP Financial Measures.

Focus to Drive Growth



NXP Non-GAAP Adjusted 2015 Revenue[2]
First Call Est.[1]
STDP
SIS
SI&I
SCD
Auto
2015
2016E

	Strategic Focus
Auto	• Extend current leadership • Investment focus to ADAS and security
SCD	• Mobile Transactions: true leadership, transit • MCU: 32bit ARM leadership, drive applications • i.MX: solutions focus with security
SI&I	• Leverage high speed interface leadership, USB Type C • RF Power: leverage leadership, GaN, mMIMO • Digital Networking: WIP – focus investment
SIS	• Extend security leadership • Balanced participation in profitable end-markets • Leverage IP across entire portfolio

(1) First Call estimate as of April 19, 2016.
(2) Combined Non-GAAP Adjusted Revenue is the combined consolidated revenue of NXP and Freescale. The information excludes the divestment of previously announced businesses and the creation of joint-ventures. Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of our website at www.nxp.com/investor for additional information relative to our Non-GAAP Financial Measures.

13

Ability to Deliver Connected System Solutions

Tamper Resistant

HW / SW

Crypto

Mixed-signal Processing Multi-standard Expertise MCU / MPU Connectivity Wired or RF

Integrated Solutions

Sensors

Axis of system level integration

Future connected device requirements

Ultra-low power processing

End-to-end security

Ultra-low power connectivity

Secure firmware, middleware, protocols

Environmental sensing

The New NXP – Accelerating Secure Connections Vision

NXP – Product & Application Leadership

Secure Identification Solutions	Secure Connected Devices	Secure Interface & Infrastructure	Automotive
Revenue[1] ~$1.0B	Revenue[1] ~$2.2B	Revenue[1] ~$2.0B	Revenue[1] ~$3.2B

Standard Products
Revenue[1] ~$1.3B

Leverage product leadership

- Leader in automotive
- Leverage security and MCU leadership

Pivot to application leadership / influence

- Evolution of secure ADAS solutions
- System requirements of IoT / Smarter World

Focused product and application leadership

- Drives growth >1.5x market
- Significant earnings power and cash flow

(1) Combined Non-GAAP Adjusted Revenue is the combined consolidated revenue of NXP and Freescale. The information excludes the divestment of previously announced businesses and the creation of joint-ventures. Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of our website at www.nxp.com/investor for additional information relative to our Non-GAAP Financial Measures.

15

Communication Infrastructure – Solid Leadership

RF Power

Market position

#1 Provider of PA solutions to BTS industry

RF technology and innovation leader

Market strategy

Invest to lead transition to GaN as market develops

Capture thought leadership in mMIMO

Drive system integration from baseband to antenna, spanning frequency & power

Positioned for leadership in new white goods markets

Digital Networking

Market position

#1 in communications segment in 2015

Market strategy

Transition to faster growth segments – IoT, V2I

Maintain leadership in packet acceleration and security

Recent market success

Broad ARM/64 LS – portfolio well received

Gaining share with ARM/64 in enterprise

Control plane processor white box switching

Focus on Product and Application Leadership

APPLICATIONS FOCUS

Auto Auto Mobile TX

Core ADAS & Interfaces Core ID Industrial Infrastructure IoT

Hardware Security

Software Security

DERSHIP Processing

LEA RF Connectivity

Wired Connectivity

Analog

Power Mgt.

RF

TECHNOLOGY Power

Focus on Product and Application Leadership

APPLICATIONS FOCUS

Auto Auto Mobile TX

Core ADAS & Interfaces Core ID Industrial Infrastructure IoT

Hardware Security

Software Security

DERSHIP Processing

LEA RF Connectivity

Wired Connectivity

Analog

Power Mgt.

RF

TECHNOLOGY Power

NXP Value Proposition

True Leadership Driving RMS

FOCUSED ON RMS > 1.5x

Multiple High Growth Markets

PROFITABLE GROWTH

World-Class Expertise and Team

CUSTOMER-FOCUSED PASSION TO WIN

Operational Excellence + Benchmark Cost Structure

STRONG CASH GENERATION

MAXIMIZE SHAREHOLDER VALUE

SECURE CONNECTIONS FOR A SMARTER WORLD

Financial Overview

DAN DURN

Executive Vice President and Chief Financial Officer

NXP – Focused Industry Powerhouse

Leadership in high growth markets

- Portfolio drives above market growth opportunity

Target model drives superior growth

- ~15%+ Non-GAAP EPS growth

Strong cash flow

- Margin expansion + operating discipline = $4B+ Non-GAAP Adjusted EBITDA(1)

- Low capital intensity

Total return strategy

- Disciplined capital allocation

- Excess cash returned to shareholders

Note: (1) Assumes 2019E, midpoint of growth range, midpoint of EBIT range

Focused Industry

Powerhouse

Portfolio Drives

Above Market

Growth Opportunity

Target Model Drives 15%+ Non-GAAP EPS Growth

Margin Expansion +

Operating Discipline

= $4B+ Non-GAAP

Adjusted EBITDA

NXP – Top 5 Semiconductor Company

(1)

2015 REVENUES , $B

55 14 12 10 8 6 4 2

0

INTC QCOM AVGO TXN NXP(2) IFX STM RENS ON ADI MCHP MXIM LLTC FCS ATML SLAB ISIL CAVM

(1) Source: public filings (2) For NXP, reference is made to the Combined Non-GAAP Adjusted Revenue which is the combined consolidated revenue of NXP and Freescale. The information excludes the divestment of previously announced businesses and the creation of joint-ventures. Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of our website at www.nxp.com/investor for additional information relative to our Non-GAAP Financial Measures.

Focused Leadership – End Markets

NXP Non-GAAP 2015 Adjusted Product Revenue by End-market Exposure

Automotive 41%

Industrial

& Other

2% Computing 24% Consumer 7% Comm. Mobile Infra. 15% 11%

Broad end market exposure

Long life cycles

High barriers to entry

Application expertise

Product leadership positions

#1 Automotive

#1 Non-auto MCU

#1 Secure identification

#1 Mobile transactions

Note: Combined Non-GAAP Adjusted Revenue is the combined consolidated revenue of NXP and Freescale. The information excludes the divestment of previously announced businesses and the creation of joint-ventures. Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of our website at www.nxp.com/investor for additional information relative to our Non-GAAP Financial Measures.

Top 20 Customers ~40% of 2016E Revenue (1)

12.0%

>25,000 Total Customers

6.0%

0.0%

Automotive Mobile Comm. Infra. Industrial & Other

Note: (1) Through all channels,

Merger Momentum

Driving synergy capture

$200M in 2016; $500M in 2017

Management team integrated and executing

Product roadmaps aligned

High customer engagement

Portfolio attracting new customers

Early cross sell and solutions success

Industry powerhouse with diversification, scale and above market earnings growth potential

Focused Industry

Powerhouse

Portfolio Drives

Above Market

Growth Opportunity

Target Model Drives 15%+ Non-GAAP EPS Growth

Margin Expansion +

Operating Discipline

= $4B+ Non-GAAP

Adjusted EBITDA

Driving Above Market Growth Opportunity

Expected Growth 2016E – 2019E

5-7%

3-4%

Semi Industry NXP

Outgrow the broader market by >1.5x

Leverage portfolio scale and reach

Aligned with key market drivers

- Auto: ADAS, security and infotainment

- Everything smart, secure and connected

High growth – high profit segments

Focused Industry

Powerhouse

Portfolio Drives

Above Market

Growth Opportunity

Target Model Drives 15%+ Non-GAAP EPS Growth

Margin Expansion +

Operating Discipline

= $4B+ Non-GAAP

Adjusted EBITDA

Generating Significant Shareholder Value

Non-GAAP Adjusted Revenue ($B)

7% CAGR

NXP

“classic”

12% CAGR

2012 2013 2014 2015

Non-GAAP Adjusted EBIT ($B) 21%

CAGR

2012 2013 2014 2015

Stock Price Performance

NXP 608%

S&P 500 165%

2012 2015

Note: Combined Non-GAAP Adjusted Revenue is the combined consolidated revenue of NXP and Freescale. The information excludes the divestment of previously announced businesses and the creation of joint-ventures. Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of our website at www.nxp.com/investor for additional information relative to our Non-GAAP Financial Measures.

Starting From a Position of Strength

(1)

Annualized 1Q15 ($M)

Non-GAAP Revenue $9,960

Non-GAAP Gross Profit $4,764

Non-GAAP Gross Margin 47.8%

Non-GAAP EBIT $2,252

Non-GAAP EBIT Margin 22.6%

Complementary product portfolio

Enabling increased share of wallet

Growth above market

Improve gross profit

$100 million of cost synergies in COGS

FSL “classic” operational improvement

EBIT expansion

$500 million of total cost synergies

NXP “classic” OpEx discipline

Note:1Q2015 annualized results for NXP and Freescale, less divesture of NXP RF Power and NXP Bipolar

Compelling Financial Model

2016E – 2019E

Focused Market Growth(1) 3 — 4%

NXP Growth(1) 5 — 7%

Non-GAAP Gross Margin 51 — 55%

R&D 13 — 15%

SG&A 6 — 8%

Non-GAAP EBIT Margin 30 — 33%

Non-GAAP EPS Growth(1) ~15%+

Non-GAAP Adjusted EBITDA 2019E $4B+

(1) 3 Year CAGR 2016E-2019E

NXP Non-GAAP Financial Model

HPMS STDP NXP

Non-GAAP 54 — 58% 30 — 34% 51 — 55%

GM%

Non-GAAP 14 — 16% 3 — 4% 13 — 15%

R&D%

Non-GAAP

SG&A% 6 — 8% 6 — 8% 6 — 8%

Non-GAAP 32 — 35% 20 — 24% 30 — 33%

EBIT%

Assumptions

NXP growth >1.5x industry

Significant margin improvement

- R&D investment driving future growth

Additional metrics

- Tax

2016E: ~$20M / Qtr 2017E: ~$35-$40M / Qtr 2018E/19E: ~10% / ~12%

- SBC / year

2016E/19E: ~$350M / ~$275M

- Capex: ~5% of revenue

- Leverage: <=2x by 2Q17

Operating Segment Growth Rates

SIS

SI&I

SCD

Auto

STDP

2012 2016E 2019E

2016E—2019E CAGR

HPMS Up mid to high single digit

Auto Up mid to high single digit

SIS Up low to mid single digit

SCD Up low double digit to mid teens

SI&I Up mid to high single digit

STDP Growth in line with discrete market

Total 5— 7%

Note: Combined Non-GAAP Adjusted Revenue is the combined consolidated revenue of NXP and Freescale. The information excludes the divestment of previously announced businesses and the creation of joint-ventures. Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of our website at www.nxp.com/investor for additional information relative to our Non-GAAP Financial Measures.

Focused Industry

Powerhouse

Portfolio Drives

Above Market

Growth Opportunity

Target Model Drives 15%+ Non-GAAP EPS Growth

Margin Expansion +

Operating Discipline

= $4B+ Non-GAAP

Adjusted EBITDA

Strong Free Cash Flow and Capital Returns

Non-GAAP FCF Generation $4.3B

$3.3B

2012 2015

Cumulative Non-GAAP FCF (1)

NXP “classic” cumulative (1)

Share Repurchases

$2.4B

2012 2015

NXP “classic” cumulative share repurchase

1) Combined Non GAAP Free Cash Flows is the combination of Non GAAP Free Cash Flows of NXP and Freescale. Non GAAP Free Cash Flows of NXP represent Net cash provided by (used for) operating activities less net capital expenditures on property, plant and equipment. Non GAAP Free Cash Flows of Freescale represent Net cash provided by (used for) operating activities, less capital expenditures on property, plant and equipment, less excess tax benefits from share-based compensation. Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of our website at www.nxp.com/investor for additional information relative to our Non-GAAP Financial Measures.

2019E – Illustrative Sensitivities to Revenue Growth

Non-GAAP Earnings / Share

~$10.50

~$9.50 ~$10.00

~$9.00

~$8.50

~$9.50

~$9.00

~$8.50

~$8.00

~$7.50

2% 4% 6% 8% 10%

2016E – 2019E Revenue CAGR

Cash Generation / Share

~$13.75

~$13.00

~$12.25

~$11.50

~$10.75 ~ $12.00

~ $11.50

~ $11.00

~ $10.50

~$10.75

2% 4% 6% 8% 10%

2016E – 2019E Revenue CAGR

Note: Combined Non-GAAP Adjusted Revenue is the combined consolidated revenue of NXP and Freescale. The information excludes the divestment of previously announced businesses and the creation of joint-ventures. Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of our website at www.nxp.com/investor for additional information relative to our Non-GAAP Financial Measures.

Total Return Strategy

~15%+ CAGR

$12

$6

$-

2016E 2017E 2018E 2019E

Non-GAAP Cash Generation Per Share(1)

Creating long term shareholder value

Cash generation yield: ~30 – 33%

Disciplined capital allocation

Debt reduction – target 2x leverage

Continue aggressive share repurchase

Implement dividend exiting 2017

Note: (1) Non-GAAP Adj. EBITDA less net Capex / diluted per share

Focus on Driving Execution

Deliver on synergy targets

Execute on margin expansion

Drive R&D – fuel growth

Shaping a high performing culture

Revenue CAGR 5-7% Non-GAAP Adj. EBITDA $4B+ Non-GAAP EPS CAGR ~15%+

Industry powerhouse with diversification, scale and above market earnings growth potential

Focused Industry

Powerhouse

Portfolio Drives

Above Market

Growth Opportunity

Target Model Drives 15% + Non-GAAP EPS Growth

Margin Expansion +

Operating Discipline

= $4B+ Non-GAAP

Adjusted EBITDA

SECURE CONNECTIONS FOR A SMARTER WORLD

Secure Connections for a Smarter World

RUDY STROH

Executive Vice President and General Manager

AGENDA

01 INTRODUCTION

02 SECURITY AND CONNECTIVITY LEADERSHIP

03 EMBEDDED PROCESSING LEADERSHIP

04 SUMMARY & OUTLOOK

Accelerating Secular Trends Drive Growth Opportunities

Everything

Smart

40B+ devices with intelligence shipped in 2020

Processing

Everything

Connected

1B+ additional consumers online, 30B+ connected devices

Connectivity

Everything

Secure

Potential economy savings up to half trillion dollars

Security

Outgrowing the Market through Technology & Application Leadership

Deep Application & System Knowledge

Ecosystem Relationships Trusted Advisor Thought Leadership

Payments Mobile Smart Smart Transactions Home Industry

Secure Wearables Smart Smart Identification Cities Objects

Product & Technology Leadership

Processing Connectivity Security

Unique Capability to Serve Diverse Customer Base

Position of Strength Unique Customer Enablement

+

25k+ end customers

#2

High performance mixed signal semiconductor supplier to distribution

Runtime Software

Software Support Development Tools

Hardware Application Development Specific Tools

Immediate Cross-Sell Opportunities Based on Combined Portfolio

Example

Point-Of-Sales (POS)

USB Type-C i.MX

Main Controller Unit Contact Reader

NFC Reader Power Management

+

One-Stop-Shop Easy to Design NXP

Applications

Deep System Knowledge

SAM Outgrows the Semiconductor Industry

2016E – 2019E SAM, 3-Year CAGR

0% 2% 4% 6% 8%

SIS 1-4%

SCD 4-7%

SII 4-7%

SAM

Secure Connected Devices

(SCD)

~50% Secure ~40% Interfaces

& Infrastructure

(SI&I)

~10%

Secure Identification Solutions

(SIS)

2016E SAM ~$30B

Technology & Application Markets Mapped to Operating Segments

Secure Identification Solutions (SIS)

- Payment Cards
- Secure Identification
- Smart Cities
- Smart Objects

Certified Secure MCU	Secure Keys	Crypto accelerators
Secure OS & Applets	Contactless	Multi-Application
Trust Provisioning	Biometric Authentication	LH, HF, UHF, NTAG
Tamper detection	MIFARE	DESFire

Secure Connected Devices (SCD)

- Mobile Transaction
- Smart Home
- Wearables
- Industrial

BLE	NFMI	eSE
NFC	ZigBee / Thread	MCU
Application Processor	eUICC	Secure Keys
Secure OS	Loader Service	Service Management

Secure Interfaces & Infrastructure (SI&I)

- Wired Connectivity
- Wireless Infrastructure
- Digital Networking

Authentication	High-Speed Switches	AC-DC
I2C	OVP / Load switch	USB PD PHY
Re-timer	Direct Charging	LNAs
WLAN FEIC	Power Amplifier	Digital Networking

50

NXP

AGENDA

01 INTRODUCTION

02 SECURITY AND CONNECTIVITY LEADERSHIP

03 EMBEDDED PROCESSING LEADERSHIP

04 SUMMARY & OUTLOOK

Leading in Payment Cards and Secure Identity

Technology Leadership

True Leader

RMS > 1.5

Contactless performance

Advanced security

Richest portfolio

Market ($B)

2016E – 2019E CAGR

3%

$1.4B

$1.3B $1.3B (10%)

$0.8B

5%

5%

2012 2015 2016E 2019E

SecID Payment Payment Dual Interface Contact

Key Drivers

Payment

EMV migration

Transition to dual interface

Secure identity

Digitization of documents

Adoption of national eID

Government spending

Continued EMV Migration and Dual Interface Transition

2.8B

1.3B

1.3B

0.5B 0.8B

0.6B

2015 2015

2015 2015 2015 2015 EUROPE

USA CHINA

0.9B 2.4B

1.2B

0.3B

Cards installed base (Bpcs) 0.1B

2015 2015

Smart card Mag-strip 2015 2015

LATAM

0.3B

MEA

Annual shipment (Bpcs)

2015 2015

Contact Dual interface APAC

World Leader in Smart Cities & Smart Objects

Technology Leadership

True Leader

RMS > 1.5

#1 in smart cities application

#1 tagging applications

Complete LF to UHF portfolio

Market ($B)

2016E—2019E CAGR

0.5 7%

0.4

0.4

0.3 16% 2% 2%

5%

2012 2015 2016E 2019E

Transport Access Management Loyalty Tagging

Key Drivers

Multi-applications migration require shift to MCU-based solutions in smart mobility

UHF retail and NFC brand engagement driving growth in tagging market

Leader and Trusted Partner in Secure Identification Solutions

Technology Leadership

SmartMX

#1 in secure identification

#1 in payment card

#1 in transit application

#1 tagging applications

Contactless performance

Advanced security

Richest portfolio

Ecosystem Relationships

Relationships with all players

Financial institutions

National printing houses

Transport operators

System integrators

Certification bodies

Retailers

Card & label manufacturers

Inlay manufacturers

Trusted Advisor

Trusted solution partner

Governments

Top tier banks

Public transport authorities

Municipalities

Standard bodies

Driving convergence

Enable emerging applications

Physical & Functional Security Leadership

Security

Physical Security


Tamper Resistant Circuits
THE SECURITY CUBE
NXP
SmartMX
Hardened Silicon
Software Immune to Fault Injection

Functional Security


NXP
Trust
Crypto
MCUs, i.MX & LayerScape Apps Processors
Cloud Services

Differentiation

- Leader in tamper proof, physically secure MCU & tags
- Cards and devices resistant against physical attacks
- Enabling secure edge to cloud communication
- Industry certified hardware & software security
- Cryptographic blocks
- Trusted execution environment

57

Innovation in Secure Microcontroller for Smart Card and Mobile Transactions

Technology

Faster
Payment transaction time
Contactless performance
NFC & UHF interfaces
MIFARE for mobile
FeliCa

Higher Security
New secure core
Secure FLASH loader
Advanced crypto accelerator
Physically uncloneable function
Next-gen tamper resistance

SmartMX
Dual interface
High-performance
Multi-application

Simplified Lifecycle Management
FLASH
Unified tool chain
Over-the-air update (mobile)

Smaller Footprint
40nm non-volatile memory

Application

Payment
Transportation
Mobile Transaction
Access

Ecosystem

Banks
Certification
Transport Authorities
Government

58

Proximity Technology – World Leader in NFC

Market ($B)


2016E-2019E
CAGR
2.3
10%
1.8
1.6
17%
0.9
5%
2012
2015
2016E
2019E
Contactless Cards
NFC

Application


Identification
Payment
Transit
Access
Mobile
Wearables

Providing best end-user experience

- Highest Tx power and lowest Rx sensitivity enable
  - Highest degree of flexibility for antenna form factors
  - Best operating distance
- Seamless interoperability in the field
- Fastest secure contactless transaction time
- NXP NFC software the reference in all major OS

59

Mobile Transactions: Continued Growth From Increasing Attach Rate

Technology Leadership

True Leader

RMS > 1.5

#1 in NFC/eSE solutions

#1 in contactless readers

Seamless interoperability

eSE/NFC Market Penetration

60%

1.6 1.8

1.5

0.7

15%

2012 2015 2016E 2019E

Smartphones volume (Bpcs)

NFC/eSE attach-rate (%)

Key Drivers

Continued eSE/NFC penetration

Adoption on lower-end smartphones

Use-case expansion into transit

China Leads in Mobile Transit

WW Mobile Ticketing Market

1-3B Mobile Tickets by 2019

Easy & seamless

Care-free commute

Improved user experience

China Readiness

CONSUMER CONTACTLESS HABIT is already there

ECOSYSTEM READY

Top 10 City Adoption

Trusted Partner & Advisor

Beijing

Nanjing Chengdu Wuhan Shanghai Suzhou Hangzhou Chongqing

Shenzhen Guangzhou

Trusted Partner for Mobile Transactions

Technology Leadership

Recognized leader

#1 in NFC/eSE solutions

#1 in contactless readers

Seamless interoperability

Ecosystem Relationships

Relationships with all players

Easy access for service providers

Support for infrastructure operators

Trusted Advisor

Easy to design in NXP

Educated all mobile OEMs

Reference design platform

Supporting China mobile transit

Wired Data & Power Delivery – Complete Technology Portfolio

Market ($B)

2016E -2019E CAGR

5.0 6%

4.0 4.1

3%

3.4

11%

2012 2015 2016E 2019E

Power Interfaces

Application

Mobile Charging Computing Industrials Servers

Full portfolio offering

Industry leader in high-speed (e.g. switches, re-timer)

Efficient power delivery (e.g. AC-DC, controllers)

Wired authentication

Mobile Fast Charging and Seamless Connectivity Enabled by USB Type-C

Market ($B)

2016E -2019E CAGR

1.6 87%

210%

75%

80%

0.3 90%

0.04 -

2012 2015 2016E 2019E

AC Adapters Smartphone Computing Peripherals

Application

100W Reversible 10Gbs

AC-DC Wall-to-Device Fast Power Authentication Charging Customization

End-to-end solution

Complete portfolio from wall-to-device

- Industry leader in high-speed (switches, re-timer…)

- High voltage process technology

- Highest power density (AC-DC, controllers, USB PD…)

- Secure authentication enables safe charging

Proven expertise in custom mobile solutions

AGENDA

01 INTRODUCTION

02 SECURITY AND CONNECTIVITYLEADERSHIP

03 EMBEDDED PROCESSING LEADERSHIP

04 SUMMARY & OUTLOOK

Embedded Processing Leadership

GEOFF LEES

Senior Vice President and General Manager

Everything Smart – Industry Leading Embedded Portfolio

Technology

Performance i.MX Apps Processors Relative KINETIS MCUs LPC MCUs

Relative Power

Deep System & Application Knowledge

Portfolio

Leading non-automotive MCU supplier

Broadest range of embedded processing from lowest power 32-bit MCUs to high performance multi-core 32/64-bit APs

Differentiated software ecosystem

Customers and markets

Highly diversified customer base

Global multi-market focus

Strong presence in emerging applications

Leadership in Microcontrollers and Application Processors

#1 in non-Automotive Microcontrollers

$10.9B $10B

2012 2015

Competitive Leader

NXP RMS

RMS > 0.5 RMS > 1

#2 in Industrial & Auto Application Processors

$4.4B

$3.8B

2012 2015

Focus Contender Competitive

NXP RMS

RMS < 0.5 RMS > 0.5

MCU Market Growth Driven by 32-bit and Specific Applications

Market ($B)

2016E-2019E CAGR

12.9 3%

11.8

10.9

9.6 8% —

2012 2015 2016E 2019E

8/16-bit 32-bit

Application

2016E 2016E-2019E Segment Market CAGR

Automation $2.0B 9% Power & Energy $0.8B 12% Healthcare $0.8B 8% Building Control $0.7B 9% POS $0.1B 16% Appliances $0.5B 5% Wearables $0.1B 7%

SUM $4.9B 9%

Others $6.9B (2%)

Application Processor Business in High-Growth Non-Mobile Segments

Market ($B)

2016E-2019E

Focus on growth segments CAGR

13%

7.0

9%

4.9

4.3

8%

2.5

26%

2012 2015 2016E 2019E

Consumer Industrial Auto Infotainment

Application

2016E 2016E-2019E

Segment Market CAGR

Smart Watch $0.7B 31%

OTT / HDMI Decoder $0.4B 14%

Building Control $0.2B 11%

Automation $0.9B 10%

Medical $0.4B 9%

Automotive Infotainment $1.8B 9%

POS $0.5B 4%

SUM $ 4.9B 15%

Solution Platform for the Growing Media IoT

Addressable Market ($B)

Entry into Growth Market


2016E-2019E
CAGR
9%
2.3
1.8
8%
14%
7%
2016E
2019E
Audio
OTT
Camera & Surveillance

Applications

- Media Streaming
- Voice Control
- Video OTT
- Video Surveillance
- Game Streaming
- Video Conference

NXP Unique Capabilities

Media Processing	Security	Go-To-Market
4K Video & 3D Audio Processing	Authentication	Distribution
Transcoding	Secure OS	Easy to Design
Voice Recognition & Natural Language	HDCP Digital Rights Management	Partners & Ecosystem

72

NXP

End-to-End Secure Hardware + Software Ecosystem

Hardware

Broad range of hardware security configurations

MCU MCU / AP MCU / AP / SE

OS OS TEE OS SE OS

HWA

Isolation

Cryptographic blocks Trust Crypto Secure storage

Authentication

Trusted execution environment

Tamper

Tamper resistance

Software Ecosystem

Close partnerships with industry leaders

Consumer, industrial and IoT ecosystem

…

Secure connectivity

…

Secure operating systems

…

Secure update & lifecycle management layer

Source: TSR, Connectivity Report, Q1 2016, ABI, 802.15.4 Wireless Sensor Network Market Data, Q3 2015

Delivering Full Secure Smart Connected Portfolio to the IOT

Technology Focus

Physical and Functional Security

Trust Crypto

Tamper

MCUs, i.MX & Layerscape Cloud Apps Processors Services

Embedded Processing Leadership Low Power Wireless Connectivity Security Enabled Software Ecosystem

IOT Application Focus

Industrial

Smart

Wearables Home

Hearables

Solution Platform for Smart Home

Addressable Market ($B)

Entry into High Growth Market



2016E-2019E CAGR
0.5
33%
25%
0.2
37%
2016E
2019E
Node
Gateway

NXP

Unique ability to provide interoperability, seamless security and fit-for-purpose processing

Ecosystem Partnership

HomeKit
ALLSEEN ALLIANCE
Weave
Brillo
icontrol NETWORKS

Smart Secure Connected Portfolio

Interoperability	Seamless Security	Fit for Purpose Processing
ZigBee / Thread	Lifecycle Management	i.MX
Bluetooth Smart	Secure OS	Kinetis
NFC	Secure MCU	LPC

75

Solution Platform for Wearables

Addressable Market ($B)

Entry into High Growth Market


2016E-2019E
CAGR
32%
14%
37%
1.8
0.8
2016E
2019E
Smart Watch
Trackers

Technology

Unique ability to deliver integrated solutions with best-in-class power, performance and security


Software
RTOS Porting
Power Optimization
Smart Wallet (via BLE)
Mobile App Middleware
Activity Tracking
Hardware
Low Power Connectivity
Secure High-Performance Processing
BLE
MCU
NFC
Secure Element

- Multi component integration
- System level optimization
- Hassle free payment solution
- Ecosystem compliance & integration

76

NXP

Unique Capability to Serve Diverse Customer Base

MCU/AP Customer Base

25k+ end-customer

100%

~60% Distribution

~40% Direct

Share of Revenue

Unique Customer Enablement

Runtime Software

Software Support Development Tools

Hardware Application Development Specific Tools

Easy to Design with NXP

Easy to Design with NXP

Software and support

SDK with Thread stack

Thread extensions and accelerations

Reference projects i.MX 6D based gateway

Freedom boards for prototyping

Test tool application for checking connectivity between MCU & WiFi

Custom SPI bootloader

Technical consulting & partnership

+ NXP Wireless MCU

TM

Febreze Home™ with Febreze Connect TM Scent + motion sensing night light

AGENDA

01 INTRODUCTION

02 SECURITY AND CONNECTIVITY LEADERSHIP

03 EMBEDDED PROCESSING LEADERSHIP

04 SUMMARY & OUTLOOK

Outgrowing the Market through Technology & Application Leadership

Deep Application & System Knowledge

Ecosystem Relationships Trusted Advisor Thought Leadership

Payments Mobile Smart Smart Transactions Home Industry

Secure Wearables Smart Smart Identification Cities Objects

Product & Technology Leadership

Processing Connectivity Security

Winning in Selected Growth Markets

Secure Connected Secure Interfaces & Secure Identification

Devices (SCD) Infrastructure (SI&I) Solutions (SIS)

Penetration of NFC/eSE USB Type-C Contactless migration Drivers Consumer & industrial AP Fast charging eID cards Growth 32-bit MCU applications RF content increase Smart transit and tagging

Leader in NFC/eSE solutions Full portfolio and customization Contactless performance

Complete MCU & AP portfolio capability for wall-to-device Advanced security solutions

Power efficient processing and High performance, proprietary Richest portfolio

Differentiator connectivity • Trusted solution advisor RF technologies: SiGe, GaN

NXP • Customer enablement

Sustainable Profitable Growth via Leadership in Growth Markets

2016E – 2019E 3-Year CAGR 0% 5% 10% 15%

Revenue Low to mid single digit

SIS

SAM 1-4%

Revenue Low double digit to mid teens

SCD

SAM 4-7%

Revenue Mid to high single digit

SII

SAM 4-7%

SAM

Secure Connected Devices

(SCD)

~50% Secure ~40% Interfaces

& Infrastructure

(SI&I)

~10%

Secure Identification Solutions

(SIS)

2016E SAM ~$30B

SECURE CONNECTIONS FOR A SMARTER WORLD

Safe and Secure Mobility

KURT SIEVERS

Executive Vice President and General Manager, Automotive

NXP Leads Automotive Innovation – #1 Global Auto Semi

Car Infotainment ADAS & Safety

Secure Car Access

Standard Products

Body, Comfort & Networking

BMW 7-series Awarded 2016 World Luxury Car

BMW 7: NXP exceeding $300 per vehicle NY International Auto Show

AGENDA

01 MARKET & STRATEGY

02 CORE BUSINESS GROWTH

03 ADAS & SECURITY

04 SUMMARY

Safe & Secure Mobility – 90% Innovation Through Electronics

Seamlessly Connected ADAS Towards Energy Mobility Experience Self-Driving Efficiency

One hour per 1.3M global road fatalities US mandates 163 grams / mile day in the vehicle every year and 54.5 MPG by 2025

Enjoying Life Saving Lives Reducing CO2

Auto Semi Market Has Outgrown Vehicle Production

GDP and Vehicle Production Auto Semi and Vehicle 2007–2015 Highly Correlated Production Highly Correlated Growth Rates

(Normalized, % Growth) (Normalized, % Growth) (%)

R2= 91% R2= 98% 5%

3%

1x 1x

2007 2009 2011 2013 2015 2007 2009 2011 2013 2015 Global Vehicle Global Auto

Production Semi TAM

Global Real GDP Growth Global Auto Semi TAM Growth Global Vehicle Production Growth Global Vehicle Production Growth

This Trend Will Continue: Auto Semi TAM Growth 4-6%

Global Vehicle Production

(MU)

99 3% 91

89 90 94 1% 81

2012 2015 2016E 2019E

Semi Content / Vehicle

($)

$382 4% $344 $366 2% $342 $332 $297

2012 2015 2016E 2019E

CAGR 2016E—2019E Max% Min%

Auto Semi TAM

($B)

$38 6%

$31

$34 4% $31 $29

$24

2012 2015 2016E 2019E

Auto Semi Market – Focus SAM Growing Ahead of TAM

Global Auto Semi TAM 2016E – 2019E

(2015 $29B) (3-Year CAGR)

Power

10% NXP Auto Focus SAM 5-7%

MCU/MPU 24% Other 18%

Global Auto Semi TAM 4-6%

Sensors Analog 15% 32%

Vehicle Production 1-3%

Very Sticky Business as Features Proliferate from Luxury to Volume

Passive

Year of First High End ADAS –Keyless Introduction Infotainment Front Radar Entry / Go

LUXURY

2006 2006 2002

VOLUME

2012 2014 2018E

SMALL

2016E 2018E 2022E

Long Product Life-Cycles

(Secure Car Access, Revenue Over Time)

OEM 4 OEM 3 OEM 2

OEM 1

E E E E E

2012 2014 2016 2018 2020 2022 2024

Strategy – Technology Leadership Across Application Domains

Infotainment Car Access Body & IVN Safety Powertrain ADAS

RF / DSP

DERSHIP MCU / MPU

LEA Analog

Sensors

TECHNOLOGY Security

Strategy – Leverage Technology Leadership Towards RMS Leadership

APPLICATIONS FOCUS

Infotainment Car Access Body & IVN Safety Powertrain ADAS

2015 RMS

RF / DSP

DERSHIP MCU / MPU LEA

Analog

TECHNOLOGY Sensors

Security

System Solution Leadership at Work

CAN / Ethernet

Power Processor Management

Transceiver

Field Tested by

Industry 1st postage stamp sized radar solution

Strategic Position

Technology Leadership

Power 10%

MCU/MPU 24% Other 18%

Sensors Analog 15% 32%

#1 Auto Analog / RF / DSP

#1 Auto Microcontrollers (ex. Japan)

#1 Merchant Auto MEMS Sensors

Application Focus

#1 Car Infotainment

#1 Secure Car Access

#1 Body & In-Vehicle Networking

#1 Safety

#1 Powertrain

Innovation Leader ADAS Innovation Leader Security

#1 Auto Semi

14%

IFX 10% Others 51% REN

10% STM

TXN 8% 7%

#1 2015 Global Auto Semi

#1 China, North America, Europe

AGENDA

01 MARKET & STRATEGY

02 CORE BUSINESS GROWTH

Car Infotainment Secure Car Access

Body & In-vehicle Networking Safety

03 ADAS & SECURITY

04 SUMMARY

Leadership in Core Application Segments

Body & In-Vehicle

Car Infotainment Secure Car Access Safety Powertrain Network

SAM Market Size, 2015 $2.9B $0.5B $2.3B $2.8B $0.7B

Market Growth Rate,

6% 7% 4% 4% 3%

2016E – 2019E

NXP Rank, 2015 #1 #1 #1 #1 #1 Relative Market Share,

>1.5x >1.5x >1.5x >1.5x 1x – 1.5x

2015

OEMs

Tier 1 Customers

AGENDA

01 MARKET & STRATEGY

02 CORE BUSINESS GROWTH

Car Infotainment Secure Car Access

Body & In-vehicle Networking Safety

03 ADAS & SECURITY

04 SUMMARY

Accelerating Consumer Expectations Drive Infotainment Growth

Bring Media Internet Your Own Tape / CD HDD / USB Portable

Source Radio

Application

Processor Audio SW Multimedia Connectivity

Part

Broadcast Analog Digital Hybrid of Car

Radio

Audio

Class AB Class D # of Speakers

Amplifier

Underpinned Share Gains in Radio/Audio…

Strong SAM Growth

SAM

Class-D Digital Radio

Analog Radio

2016 E 2017E 2018 E 2019E

Outgrowing the Market

NXP vs. Market

1.6X

1.3X

1.2X

True Leadership

MS by Segment

#1 #1

#1

#1

#1 #1

2016E 2019E 2016E 2019E 2016E 2019E

Class-D Terrestrial Analog Amplifier Digital Radio Radio

in 2016

NXP designed into 14 of top 15 OEM customers in 2016

…Enabled by Industry Leading 1-Chip RFCMOS Solutions

From: Multi-Chip Discrete

2x Analog Radio Tuner ICs

1x Analog Radio DSP

1x Digital Radio Tuner IC

1x Digital Radio DSP

1x Memory IC

To: 1-Chip RFCMOS

Integrating 6 ICs into 1 SoC

Minimum externals

Single PCB, no daughter board

No shielded tuner modules

Integration: ease of use for customers & SAM expansion

NXP Offers Most Complete Infotainment System

$18-45 per vehicle

Power

Multimedia

$15-35 per vehicle Processing

Power + Multimedia Processing + Hybrid SDR

& Advanced Hybrid SDR Audio

$5-8 per vehicle & Advanced

Audio

Radio & Audio Amplifier Amplifier Amplifier

2006 2012 2018E

World leader in car infotainment

Most complete infotainment system solution

Innovation leadership

Best performance broadcast reception & audio

Fully digital amplifier for lowest power dissipation

Multimedia processors with power management

Unique Cross Sell Opportunity with Enhanced Performance

Car Radio & Audio Application Processor Ethernet

4 Network Solutions

1 Software

2 Audio

3 Power

Power Management Audio Amplifier

Leading system performance

1 Tight system coupling

2 Powerful audio system play

3 Tailored PMIC system

4 Complete IVN solutions

AGENDA

01 MARKET & STRATEGY

02 CORE BUSINESS GROWTH

Car Infotainment Secure Car Access

Body & In-vehicle Networking Safety

03 ADAS & SECURITY

04 SUMMARY

Security and Convenience Drive Car Access Growth

Complementary • Smartphone access

Devices and • Cloud-based virtual key management Services • Car sharing and fleet management

Passive keyless entry / go

Personalization

Smart Key

Display key and diagnostics

Remote control of car functions

Remote keyless entry

Classic Key

Immobilization

SAM Expansion and True Leadership

$4 per vehicle $11-15 per vehicle $15-20 per vehicle

Motion Sensor Ultra Wide Band NFC NFC

Transmitter Transceiver Transceiver Immobilizer 3D Immobilizer 3D Immobilizer

Ultra Wide Band 3 x NFC 3 x NFC

Receiver Transceiver Transceiver Immo Reader Immo Driver/Reader Immo Driver/Reader

Classic Smart High End Key Key Smart Key

Designed into 19 of top 20 OEMs

Best convenience and security

Smallest form factor

Near-field communication

1st with ultra-wide-band

1st with motion sensors

NXP Powers High End Smart Key

Passive

Microcontroller Keyless Entry / Go

Long Range

Application Processor 2-Way Communication

BMW 7-Series display key: up to $15 of NXP content per vehicle

Underpinned Share Gains in Secure Car Access

Driving System Value Up

(Penetration Rate)

100%

Value: $4 / Vehicle

Value: $11—$15 / Vehicle

2014 2018 E 2022 E

Classic Key Smart Key

Complementary Devices and Services

Winning 19 of Top 20 OEMs

(% of OEMs won)

100%

2012 2015 2019 E

NXP Other

Safe and

Secure Mobility

BOB CONRAD

Senior Vice President and General Manager

AGENDA

01 MARKET & STRATEGY

02 CORE BUSINESS GROWTH

Car Infotainment Secure Car Access

Body & In-vehicle Networking Safety

03 ADAS & SECURITY

04 SUMMARY

Comfort Features Drive Body and Networking Market

Comfort Features

Fully Automated HVAC (Penetration rate, %)

55% 51% 49%

42%

2012 2015 2016E 2019E

Physical Constraints

Average Passenger Vehicle Weight (kg)

1672

1656

1640

1601

2012 2015 2016E 2019E

Everything Networked

Number of Nodes Per Vehicle (Units)

40 33 30 23

2012 2015 2016E 2019E

Networking: More Nodes, More Value

Everything Networked

E T H E R N E T

100 Mbit/s

20 kbit/s

10-20 20-50 50-100 Nodes / Vehicle

Feature Up

Secure

Smart

Robust

For Every Node NXP Offers Full Scalability for Easiest Design

Single-Chip Integration

Power CAN

Supply MCU

16/32 bit

LIN Drivers

Sensor Interface

Space Constrained Applications

Full range of solutions with

100% tool / SW compatibility

Discrete Components

Ethernet Sensors

MCU

CAN Drivers 32 bit

Power LIN

Supply

High Performance Applications

“Fully integrated solutions like S12 MagniV help Brose to deliver superior functionality in a yet cost efficient design.”

Mr. Attila Dalkilic, VP Purchasing Electronics/Drives

New NXP Offers Most Complete Node Solutions

$4-8 per node

Actuators

Sensors

Switch Monitoring $2-4 per node

Sensors

MCU $1-2 per node

MCU Sensors

Power MCU Power Transceivers Transceivers Transceivers

LIN Node CAN Node Ethernet Node

More nodes per vehicle

Higher $ value per node

Scalable solutions for every node

From discrete to integrated

From low to high bandwidth

From 8 bit to 32 bit MCU

Common tool and software platform

AGENDA

01 MARKET & STRATEGY

02 CORE BUSINESS GROWTH

Car Infotainment Secure Car Access

Body & In-vehicle Networking Safety

03 ADAS & SECURITY

04 SUMMARY

Safety Advancements Reducing Road Fatalities

5 US Fatality Rate per 100-Million Vehicle Miles Traveled

0

1971 1981 1991 2001 2011 2015 2021E

Predictive (ADAS)

Active (Anti-Lock Braking & Stability) Self

Driving

Preventive (Tire Pressure Monitoring System) Car

Reactive (Airbag)

Safety crucial for self-driving car

Safety, quality & reliability at the heart of automotive engineering

Trusted technology and functional safety track-record essential

Safety system adoption accelerated by mandates & NCAP ratings

ADAS needed to reverse recent increase in fatality rate (texting)

Leading Position With Top Tier-1 Safety Customers

$15-17 per vehicle $12-14 per vehicle

Speed Sensors

Pressure Sensors

Motion Sensors

Motion Sensors

MCU

$5-6 per vehicle

MCU Pressure Sensors

Motion Sensors HV Analog HV Analog MCU

RF Transceivers Network Network

Tire Pressure Airbag Anti-Lock Braking Monitoring & Stability

Key supplier across market leaders

Trusted partner with broadest portfolio of safety solutions

Industry first with ISO26262 certification for functional safety

Foundational position and competence for next wave of safety: ADAS

AGENDA

01 MARKET & STRATEGY

02 CORE BUSINESS GROWTH

03 ADAS & SECURITY

General Radar Secure V2X Security

04 SUMMARY

Safe & Secure Mobility – 90% Innovation Through Electronics

ADAS Towards Self-Driving

1.3M global road fatalities every year

Saving Lives

The Race to Self-Driving: Evolution or Revolution?

LEVEL 1 Driver Assistance

Driver

Vehicle or

Adaptive cruise control (ACC)

Automatic braking

Lane keeping

LEVEL 2 Partial Automation

Driver

Vehicle

Partial automated parking

Traffic jam assistance

Emergency brake with steer

LEVEL 3

Conditional Automation

Driver

Vehicle

Semi autonomous:

-Highway chauffeur

-Self parking

LEVEL 4 High Automation

Driver

Vehicle

Fully autonomous

ADAS

Self-Driving

Responsibility for safe operation Control of complete vehicle Control of steering Control of vehicle speed

Higher Levels of Automation Need Many Complementary Sensors

Secure V2X

L1 L2 L3 L4 NO SOME YES YES

Ultrasonic

Lidar

L1 L2 L3 L4 Commercial viability to be determined 4-8 8-12 Radar

Units per car

Radar

L1 L2 L3 L4 0-3 0-5 3-6 6-20

Units per car

Camera

L1 L2 L3 L4 0-1 3-5 3-6 3-6

Units per car

ADAS – Real-Time Network of Sensors, Processors and Actuators

SENSE THINK ACT

Non-Line Vehicle State Line of Sight of Sight

Speed Motion Ultrasonic Lidar Camera Radar V2X

Instrument cluster

Vehicle Control

Ethernet / CAN

Engine Transmission Brake Steering Airbag Suspension

ADAS – Real-Time Network of Sensors, Processors and Actuators

SENSE THINK ACT

Non-Line Vehicle State Line of Sight of Sight

Speed Motion Ultrasonic Lidar Camera Radar V2X

Ethernet / CAN

NXP Portfolio

Instrument cluster

Vehicle Control

Engine Transmission Brake Steering Airbag Suspension

Automatic Emergency Braking Accelerating ADAS Market

SENSE

V2X

Radar

Camera

Motion

Speed

THINK ACT

NHTSA, March 17, 2016

The U.S. DOT … automatic emergency braking a standard feature on virtually all new cars no later than NHTSA’s 2022 reporting year…

Vehicle Control

Ethernet / CAN

Engine Transmission Brake

NXP Portfolio Enabling AEB

Semiconductor Content Scales with Automation Level



~$100 per vehicle
Radar
Vision
Sensor Fusion
~$400 per vehicle
Secure V2X
Radar
Vision
Sensor Fusion
~$500 per vehicle
Secure V2X
Radar
Vision
Sensor Fusion
Level 2
Level 3
Level 4

- Safety requirements accelerate L3 adoption ahead of self-driving cars
- Majority of safety benefits achieved by L2-3 automation
- L3 captures 80% of growth opportunity

126

NXP

ADAS: $3.5B Focus TAM by 2025E @ 15% CAGR

NXP Focus TAM

($B)

3.5

2.0

0.8

2015 2020E 2025E

Segment CAGR NXP Focus

2015-25E Sensors / RF Processors

V2X ~100%

Radar ~20%

Vision ~10%

IR ~10%

Lidar ~10%

Ultrasonic ~7.5%

Sensor Fusion ~20% n/a

ADAS Processor Leadership

Networking Infotainment Radar Processors Processors Processors

Adjacent Opportunities Common S/W Architecture

Core Processing and Acceleration Platforms

Safety & Security IP

Automotive Quality & Reliability

Vision Lidar Fusion

AGENDA

01 MARKET & STRATEGY

02 CORE BUSINESS GROWTH

03 ADAS & SECURITY

General Radar Secure V2X Security

04 SUMMARY

Radar: Explosive Growth Opportunity

Radar SAM

1.0 ($B)

0.5

2016E 2019E

CAGR: 27%

More cars with radar

“Toyota plans to make automatic emergency braking a standard feature by the end of 2017”

Automotive News, March 2016

More radar sensors per vehicle

Partial Highly Automated Automation Driving

Additional use-cases emerging

Parking Gesture Control

(Ultrasonic Replacement) (Infotainment HMI)

Leading Radar Innovation

LEVEL 1-2

FRONT

$15-35 per vehicle 1-3 radars per vehicle

Scalable Transceiver Platform

Processor

LEVEL 3

CORNER + FRONT

$35-60 per vehicle 3-6 radars per vehicle

One-Chip

Transceiver

Processor

LEVEL 4

360° COCOON

$120-220 per vehicle up to 20 radars per vehicle

One-Chip

Transceiver

RFCMOS One-Chip

Processor

Design Win Pipeline Filled For Radar Leadership by 2019E

SAM Growth 27%

SAM, $B 0.8

Radar 0.4 Transceivers

Radar Processors

2016 E 2017E 2018 E 2019E

Outgrowing the Market

NXP vs. Market

2.3X

1.2X

True Leadership Position

Market Share

#1

#1 #1

#1 #2

+ =

#3

2016E 2019E 2016E 2019E 2016E 2019E

Transceivers Processors TOTAL

9 out of top 10 ADAS Tier-1s are expected to use NXP-based solution by 2019E

Safe and Secure Mobility

KURT SIEVERS

Executive Vice President and General Manager, Automotive

AGENDA

01 MARKET & STRATEGY

02 CORE BUSINESS GROWTH

03 ADAS & SECURITY

General Radar Secure V2X Security

04 SUMMARY

Secure V2X – ADAS Full Potential

Vehicle Approaching
“Do Not Pass!“



Platooning
30 Feet Gap @ 50mph



Roadwork Beyond Line-of-Sight



Emergency Vehicle Warning



Connecting cars

- Beyond-line-of-sight
- From sensing to communicating
- Direct communication, no network
- Fully secure

Societal benefits (US DOT)

- Save >1,000 lives / year
- Reduce 2.3M non-fatal injuries
- Save society $871 billion annually

135

New NXP Offers Most Complete Secure V2X System Solution

up to $30 per vehicle

Software

Processor i.MX

+

Security

Software Defined Radio 802.11p Modem

Ethernet

Strong value proposition

Innovation leader in secure V2X

Highest performance

- 1.5 Miles distance

- 0.5 msec latency

- Field-tested by Audi

Powerful system play

Integral software + hardware solution

Scalability

Secure element

NXP V2X Smart Antenna Module

In Pole Position to Lead in Secure V2X

Government

Mandate expected 2016E

Corridor test drive (AT, DE, NL)

ERPII launch 2019E / 2020E

Plan to mandate for 2020E

Customers, Partners & Field Trials

SoP MY2017 (Delphi)

EcoTwin truck platooning

Smart City Challenge USA Harman platform design win

AGENDA

01 MARKET & STRATEGY

02 CORE BUSINESS GROWTH

03 ADAS & SECURITY

General Radar Secure V2X Security

04 SUMMARY

Security Foundational for the Connected Car

Protect privacy

Prevent unauthorized access

Increase safety

New NXP Offers Most Scalable Auto Cybersecurity Solution

Secure

4

Processing

Secure

3

Network

Secure

2

Gateway

1 Secure Interfaces

NXP #1 Automotive Hardware Security

4-Layer security solution

Secure wireless interfaces – HW crypto

Secure gateway – separation of concerns

Secure in-vehicle network communication

Secure application processing

AGENDA

01 MARKET & STRATEGY

02 CORE BUSINESS GROWTH

03 ADAS & SECURITY

04 SUMMARY

Track Record of 1.5x TAM Growth from 2012-2015

NXP Auto Growth vs Auto TAM

(Normalized, % Growth)

CAGR ’12-’15

7.1%

4.6%

1x

2012 2013 2014 2015

NXP Auto Auto TAM

NXP Auto has outgrown TAM by 1.5x

RMS leadership

SAM expansion through innovation

Trusted partner of global auto industry

Auto Growth Strategy

ADAS and Security

Technology Leadership Application Leadership

#1 #1 #1 #1

Infotainment Car Access Body & IVN Safety

Trusted partner of the global auto industry

90% of auto innovation through electronics

Sticky market, high barriers to entry

New business

Innovation leader in ADAS & security

Core business

Profitable & sustained growth secured

Foundation

Trusted partner (#1) in attractive market

Auto Growth Summary

2016E – 2019E 3-Year CAGR

Mid to high single digit

Global Auto Semi TAM 4-6%

Car Production 1-3%

NXP outgrows TAM by >1.5x

Trusted partner

High RMS franchises

Innovation leadership

ADAS expected to approach ~10% of total 2019E expected revenues

SECURE CONNECTIONS FOR A SMARTER WORLD

NXP Semiconductors Summary

RICK CLEMMER

President & Chief Executive Officer

Key Messages Today

Growth drivers

Auto: analog, ADAS, infotainment

SIS: transit & access, eGovernment, banking

SCD: MPU, mobile transactions, MCU

SI&I: high speed I/F, RF Power, smart antennas

Strong financial returns

Revenue growth: 5-7%

Non-GAAP EPS CAGR: ~15%+

2019E Non-GAAP Adjusted EBITDA: $4B+

Returning excess cash to shareholders

Note: Combined Non-GAAP Adjusted Revenue is the combined consolidated revenue of NXP and Freescale. The information excludes the divestment of previously announced businesses and the creation of joint-ventures. Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of our website at www.nxp.com/investor for additional information relative to our Non-GAAP Financial Measures.

NXP Value Proposition

True Leadership Driving RMS

FOCUSED ON RMS > 1.5x

Multiple High Growth Markets

PROFITABLE GROWTH

World-Class Expertise & Team

CUSTOMER-FOCUSED PASSION TO WIN

Operational Excellence + Benchmark Cost Structure

STRONG CASH GENERATION

MAXIMIZE SHAREHOLDER VALUE

SECURE CONNECTIONS FOR A SMARTER WORLD